UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

KOPPERS HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-32737	20-1878963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue
Pittsburgh, Pennsylvania		15219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (412) 227-2001

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KOP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2024, the Board of Directors of Koppers Holdings Inc. (the “Company”) increased the size of the Board of Directors (the “Board”) from nine to ten directors and elected Nishan J. Vartanian as a director of the Company. The committees on which Mr. Vartanian will serve have not been determined. Mr. Vartanian will receive compensation for his services as a non-employee director in accordance with the Company’s standard compensatory arrangement described in the Company’s definitive Proxy Statement for its 2023 Annual Meeting under the caption “Director Compensation” filed pursuant to Regulation 14A with the Securities and Exchange Commission on April 3, 2023.

Mr. Vartanian has served as Chairman and Chief Executive Officer of MSA Safety Incorporated (“MSA”), a global developer, manufacturer and supplier of safety products and software that protect people and facility infrastructures, since June 2023. Mr. Vartanian served as Chairman, President and Chief Executive Officer of MSA from May 2020 to May 2023 and as President and Chief Executive Officer of MSA from May 2018 to May 2020. Mr. Vartanian has served as a director of MSA since December 2017.

The Board has determined that Mr. Vartanian is an independent director under applicable New York Stock Exchange listing requirements and the Board’s own independence standards, which are included in the Company’s Corporate Governance Guidelines. Mr. Vartanian will stand for election by the Company’s shareholders at the Company’s 2024 Annual Meeting.

The Company issued a press release on February 13, 2024 regarding the election of Mr. Vartanian as a director. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated February 13, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2024

KOPPERS HOLDINGS INC.

By:	/s/ Jimmi Sue Smith
Jimmi Sue Smith
Chief Financial Officer